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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  August 15, 1998



                            HORIZON PHARMACIES, INC.
             (Exact name of registrant as specified in its charter)



               DELAWARE                     0-22403             75-2441557
   (State or other jurisdiction of        (Commission         I.R.S. Employer
    incorporation or organization)        File Number)      Identification No.)


       275 W. PRINCETON DRIVE
          PRINCETON, TEXAS                                         75407
(Address of Principal Executive Offices)                         (Zip Code)

                                (972) 736-2424
             (Registrant's telephone number, including area code)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On August 15, 1998, the registrant, HORIZON Pharmacies, Inc. ("Registrant"), acquired substantially all of the assets of Randolph A. Harrop and Diane M. Harrop d/b/a R-D Pharmacy, a sole proprietorship ("R-D"), comprising primarily pharmacy files, furniture, equipment, inventory, supplies, trademarks and trade names. The Registrant acquired the assets through arm's-length negotiations with Randolph A. Harrop and Diane M. Harrop (collectively, the "Harrops").

     Prior to this transaction, no material relationships existed between R-D or the Harrops and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of such director or officer.

     The consideration for the acquisition consisted of: (i) $200,000 cash payable at closing; (ii) a negotiable promissory note in the amount of $225,000; and (iii) 8,854 shares of the Registrant's common stock, par value $.01 per share (the "HORIZON Common Stock").

     The Registrant intends to continue operations under the name HORIZON Pharmacies, Inc. In connection therewith, the Registrant has secured a real estate lease covering the current retail location of R-D and has secured a valid Wyoming license to do business at that location under the HORIZON Pharmacies, Inc. name.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          It is impracticable at this time to provide the required financial statements of the acquired business described in Item 2. This information will be provided within 60 days by an amendment to this report.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          See (a) above.

     (c)  EXHIBITS.

          The following exhibits are filed with this report:

          Exhibit No.   Name of Exhibit
          -----------   ---------------
          2.1           Purchase Agreement dated August 15, 1998 by and among
                        Randolph A. Harrop and Diane M. Harrop, Co-owners, d/b/a R-D Pharmacy a sole proprietorship and HORIZON
                        Pharmacies, Inc., a Delaware corporation. Omitted from this Agreement, as filed, are the exhibits thereto. The Registrant will furnish supplementally a copy of any such omitted exhibits to the Commission upon request.



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                                  SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       REGISTRANT:

                                       HORIZON PHARMACIES, INC.


Date: September 9, 1998                    By:  /s/ Ricky D. McCord
                                                ------------------------------
                                                Ricky D. McCord, President





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